UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 13, 2014
Date of Report (Date of earliest event reported)
EPICOR SOFTWARE CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	333-178959	45‑1478440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
804 Las Cimas Parkway Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)
(512) 328-2300
(Registrant’s telephone number, including area code)
4120 Dublin Ave Suite 300 Dublin, CA 94568
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
   ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   ☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
   ☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
   ☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 8.01	Other Events

Relocation of Corporate Offices

On February 13, 2014, Epicor Software Corporation (the "Company") issued a press release announcing that effective as of February 13, 2014, the Company’s worldwide corporate offices are being relocated from Dublin, California to the Company’s existing Austin, Texas facility located at 804 Las Cimas Parkway, Austin, Texas.
Attached to this Current Report, as Exhibit 99.1, and incorporated by reference herein, is a copy of the Company's news release dated February 13, 2014 titled “Epicor Announces Corporate Office Relocation”.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.
Exhibit
Number        Description

Ex- 99.1	Press Release dated February 13, 2014
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION

Date: February 19, 2014    By: /s/John D. Ireland
John D. Ireland
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 13, 2014